CONSOLIDATED INCOME STATEMENT - USD ($) shares in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Revenues	$ 18,657	$ 19,352	$ 20,279
Cost of services	16,550	17,137	17,676
Selling, general and administrative expenses	2,776	2,948	2,970
Workforce rebalancing charges	39	918	159
Transaction-related costs	627	21
Interest expense	64	63	76
Other expenses	35	25	(29)
Total costs and expenses	20,560	21,112	20,852
Expense and other (income)
Income (loss) before income taxes	(1,903)	(1,760)	(573)
Provision for income taxes	402	247	366
Net income (loss)	$ (2,304)	$ (2,007)	$ (939)
NET LOSS PER SHARE
Basic earnings (loss) per share (in dollars per share)	$ (10.28)	$ (8.96)	$ (4.19)
Diluted earnings (loss) per share (in dollars per share)	$ (10.28)	$ (8.96)	$ (4.19)
Weighted-average basic shares outstanding (in shares)	224.1	224.1	224.1
Weighted-average diluted shares outstanding (in shares)	224.1	224.1	224.1